MONEY MARKET TRUST

SUPPLEMENT TO PROSPECTUS DATED SEPTEMBER 30, 1999

           At a special meeting of shareholders to be held on November 17, 1999, shareholders of the above-named Trust will be asked to vote on the changes described below. If approved by shareholders, these changes will take effect on or after December 1, 1999. Shareholders will be notified if any of these changes are not approved at the special meeting or any adjournment thereof. Please keep this supplement for your records.

           Shareholders will be asked to consider the following proposals:

                  (1) To elect four Trustees.

                  (2) To approve amendments to, and a restatement of, the Trust's Declaration of Trust:

                       (a) To require the approval of a majority of the outstanding voting shares in the event of the sale and conveyance of the assets of the Trust to another trust or corporation; and

                       (b) To permit the Board of Trustees to liquidate assets of the Trust, its series or classes, and distribute the proceeds of such assets to the holders of such shares representing such interests, without seeking shareholder approval.

                  (3) To approve a proposed Agreement and Plan of Reorganization between the Trust and Money Market Obligations Trust, on behalf of its series, Money Market Trust (the "New Fund"), whereby the New Fund would acquire all of the assets of the Trust in exchange for shares of the New Fund to be distributed PRO RATA by the Trust to its shareholders in complete liquidation and termination of the Trust.

                      To transact such other business as may properly come before the special meeting of shareholders or any adjournment thereof.

                                                                October 15, 1999

Federated Investors

Federated Securities Corp., Distributor
Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue

Pittsburgh, PA  15222-3779

Cusip 609900105
G02724-02